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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2006


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 6, 2006, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the three and twelve months ended October 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website at www.synovislife.com.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              (99.1) Synovis Life Technologies, Inc. News Release dated
                     December 6, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: December 6, 2006                     By: /s/ Brett Reynolds
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                                                Brett Reynolds
                                                Vice-President of Finance, Chief
                                                Financial Officer and Corporate
                                                Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION                                      METHOD OF FILING
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   (99.1)     Synovis Life Technologies, Inc. News Release dated        Filed herewith electronically.
              December 6, 2006